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                                                                   Exhibit 10.73
                        Baldwin Technology Company, Inc.
                                2 Trap Falls Road
                                    Suite 402
                             Shelton, CT 06484-0941
                                Tel: 203-402-1000
                                Fax: 203-402-5500

                                November 14, 2005

Mr. Gerald A. Nathe
11448 Bronzedale Drive
Oakton, VA   22124

Dear Mr. Nathe:

        Pursuant to Paragraph 18 of our agreement dated March 19, 2001, as amended by our subsequent agreements dated February 26, 2002, August 13, 2002, July 11, 2003, and July 30, 2005 (the "Agreement"), which sets forth the terms of your employment with Baldwin Technology Company, Inc. (the "Company"), the Agreement is hereby further amended effective November 14, 2005 as follows:

        1. Paragraph 4.A of the Agreement is amended by deleting "owned by your spouse, and pursuant to which your spouse is the sole beneficiary." and inserting in its place "owned by the GAN Irrevocable Trust, dated July 31, 2000, under which you are the creator and your spouse is the initial trustee (the "Trust"), and pursuant to which the trust is the sole beneficiary."

        As amended by this letter agreement, the Agreement shall remain in full force and effect.
                                          Very truly yours,
                                          BALDWIN TECHNOLOGY COMPANY, INC.

                                          BY:    /S/ JUDITH A. MULHOLLAND
                                                 ------------------------------
                                                 Judith A. Mulholland
                                                 Chair, Compensation Committee


AGREED TO AND ACCEPTED ON NOVEMBER 14, 2005:

/s/ Gerald A. Nathe
--------------------
Gerald A. Nathe